UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 5, 2025

ALLARITY THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41160	87-2147982
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 E Tarpon Ave, Tarpon Springs, FL 34689
(Address of principal executive offices)

(401) 426-4664
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALLR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 5, 2025, the Board of Directors (the “Board”) of Allarity Therapeutics, Inc. (the “Company”) received the resignation of Joseph W. Vazzano as director of the Company, effective June 30, 2025.

On June 10, 2025, the Board appointed Mr. Jesper Høiland as a director of the Company, effective as of June 30, 2025. Mr. Høiland’s term will expire at the Company’s 2026 annual meeting of stockholders or until his respective successors are duly elected and qualified. In addition, concurrent upon his appointment to the Board, he was appointed as member of the Board’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

In connection with Mr. Høiland’s appointment as the director of the Company, he will enter into the Company’s standard form of indemnification agreement. As compensation for his services as an independent director, which is in accordance with the Company’s standard arrangements for non-employee directors, he will receive an annual retainer fee of $50,000, payable in cash. In addition, he will be eligible to receive $7,500 for serving as a member of the Audit Committee, $5,000 for serving as a member of the Compensation Committee, $4,000 for serving as a member of the Nominating and Corporate Governance Committee.

There are no arrangements or understandings with any other person pursuant to which Mr. Høiland was appointed as a director of the Company. Mr. Høiland has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

A copy of the Company’s press release announcing the resignation of Mr. Vazzano and appointment of Mr. Høiland is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated June 11, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allarity Therapeutics, Inc.

Date: June 11, 2025	By:	/s/ Thomas H. Jensen
Thomas H. Jensen
Chief Executive Officer